UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2013

BERRY PLASTICS GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	001-35672 (Commission File Number)	20-5234618 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01   Regulation FD Disclosure.

On September 17, 2013, as part of the previously announced investor/analyst day hosted by Berry Plastics Group, Inc. (the “Company”), the Company’s senior management provided an update on the Company’s  strategic initiatives, near-term outlook, financial performance and new product innovations.  A copy of the Company’s Chief Executive Officer’s remarks relating to the Company’s near-term outlook is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1  Investor/Analyst Day Remarks of Chief Executive Officer dated September 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS GROUP, INC.
Date: September 17, 2013	By: /s/ James M. Kratochvil Name: James M. Kratochvil Title: Chief Financial Officer